________________

EXHIBIT 23.2

________________

CONSENT OF COUNSEL

The undersigned hereby consents to the use of his name in the Prospectus forming a part of the Registration Statement on Form S-1 to which this consent is an exhibit.

/s/ NEWLAN & NEWLAN

Newlan & Newlan, Attorneys at Law

May 24, 2002